Retirement Class HBFRX
Institutional Class HABDX
Administrative Class HRBDX
Harbor Core Plus Fund

Summary Prospectus – February 2, 2022
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus, dated March 1, 2021, and statement of additional information, dated September 1, 2021, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class
Management Fees[1]	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.06%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.31%	0.39%	0.64%
Expense Reimbursement[2]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.30%	0.38%	0.63%
1 Restated to reflect current fees.
2 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.30%, 0.38%, and 0.63% for the Retirement Class, Institutional Class, and Administrative Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$31	$99	$173	$392
Institutional	$39	$124	$218	$492
Administrative	$64	$204	$356	$797

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 370%.
Principal Investment Strategy
The Fund invests primarily in U.S. dollar denominated fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include, but are not limited to: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; corporate debt securities; municipal debt securities; U.S. dollar-denominated debt of foreign issuers; and securitized securities including mortgage-backed and asset-backed securities. These securities may have different types of interest rate payment and reset terms, including fixed rate, variable rate, floating rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features.
The Subadviser’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer;
■
A detailed review of the structural features of the security; and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadviser evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadviser’s analysis also includes a detailed review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral. For securitized bonds (such as mortgage-backed and asset-backed), which may also include agency mortgage-backed derivatives, the Subadviser assesses factors such as issue sponsorship, structure, deal history, regulation, and liquidity. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadviser sets sector allocations based on its views of relative values between sectors and opportunities at the security level. A comprehensive risk overlay also influences portfolio construction. The Subadviser systematically

Summary Prospectus
Harbor Core Plus Fund

measures and monitors the Fund’s key risk exposures. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadviser believes will be attractive expected return, reasonable risk exposures, and adequate liquidity. At times, the Fund may invest a large percentage of its assets in investment-grade mortgage-backed and asset-backed securities. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.
Credit Quality: The Fund invests primarily in investment-grade securities, but may invest up to 25% of its total assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds, as rated by Moody’s Investor Service, Inc., Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, as determined by the Fund’s Subadviser.
Duration: The Fund’s average duration, as calculated by the Subadviser, is normally equal to that of its benchmark, plus or minus 0.5 years. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2021 was 6.36 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. Mortgage-related securities are also subject to prepayment and extension risks.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Convertible Securities Risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser and/or Adviser, as applicable,, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Municipal Risk: Municipal securities are debt issues of governmental bodies, other than the U.S. Government, within

Summary Prospectus
Harbor Core Plus Fund

the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable. The interest on these issues generally is not included in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected.
Preferred Securities Risk: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Effective February 2, 2022, IR+M became the Fund’s subadviser. Performance prior to that date is not attributable to IR+M.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns  of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	4.20%	Q2 2020
Worst Quarter	-3.33%	Q2 2013

Summary Prospectus
Harbor Core Plus Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Core Plus Fund
Retirement Class Before Taxes	8.98%	5.03%	4.11%	6.92%	06-01-2018
Institutional Class Before Taxes	8.88%	4.99%	4.09%	6.92%	12-29-1987
After Taxes on Distributions	7.45%	3.49%	2.53%	N/A
After Taxes on Distributions and Sale of Fund Shares	5.25%	3.16%	2.48%	N/A
Administrative Class Before Taxes	8.54%	4.73%	3.83%	4.92%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond^	7.51%	4.44%	3.84%	6.27%
*
Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Administrative Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Income Research + Management (“IR+M”) has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly primarily responsible for the day-to-day investment decision making for the Fund.
William A. O’Malley, CFA Income Research + Management
Mr. O’Malley is a Managing Principal, Senior Portfolio Manager, and Director of Investment Team at IR+M and has served as a portfolio manager for the Fund since 2022.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2022.

Summary Prospectus
Harbor Core Plus Fund

Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2022.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]
Regular	$1,000,000	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000,000	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000,000	$1,000	N/A
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR CORE PLUS FUND
February 2, 2022
Retirement Class	Institutional Class	Administrative Class

HBFRX	HABDX	HRBDX
FD.P.14.CP.0222
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302